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                                                                   EXHIBIT 10.25

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT
                 ENTERED INTO ON JANUARY 1, 1995 BY AND BETWEEN
                  THE UNIVISION NETWORK LIMITED PARTNERSHIP AND
                RAY RODRIGUEZ, AS AMENDED ON JANUARY 31, 1996, AND
                   JANUARY 1, 1997 (THE "EMPLOYMENT AGREEMENT")

                              December 22, 1997

To:  Mr. Ray Rodriguez
     c/o The Univision Network Limited Partnership ("Univision")

Dear Mr. Rodriguez:

     Your Employment Agreement became effective on January 1, 1995 and will expire on December 31, 1999 (the "Term"). Univision desires to extend the Term an additional one year period. You and we hereby agree to amend the Employment Agreement as follows:

     1. TERM. The Term is hereby extended for an additional one year period. The Employment Agreement shall expire on December 31, 2000, unless earlier terminated in accordance with the terms set forth in the Employment Agreement.

     2. SALARY. Your Base Salary for calendar years 1998 and 1999 shall continue at the annual rate of Six Hundred Fifty Thousand Dollars ($650,000), as provided in the first and second amendments to your Employment Agreement. Your annual Base Salary rate for calendar year 2000 shall be Seven Hundred Thousand Dollars ($700,000).

     3. OTHER. Except as provided in this Amendment No. 3, all other terms and conditions set forth in the Employment Agreement shall remain in full force and effect, and the parties hereby ratify and confirm the Employment Agreement, as amended.

     4. EFFECTIVE DATE OF AMENDMENT NO. 3. Upon its execution by you and Univision, this Amendment No. 3 shall become effective as of the date first written above.

     Please indicate your agreement to this Amendment No. 3 to the Employment Agreement by signing this letter amendment in the space provided below.

                                       THE UNIVISION NETWORK LIMITED PARTNERSHIP
                                       By: UNIVISION COMMUNICATIONS INC.,
                                           General Partner

                                       By: /s/ GEORGE W. BLANK
                                          ---------------------------
                                           George W. Blank
                                           Chief Financial Officer

I have read the preceding Amendment No. 3 and agree to its terms and conditions:

/s/ RAY RODRIGUEZ
---------------------
    Ray Rodriguez